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                                                                   EXHIBIT 10.37

                       EIGHTH AMENDMENT TO LOAN DOCUMENTS

         THIS EIGHTH AMENDMENT TO LOAN DOCUMENTS (this "Eighth Amendment"), made as of the 29th day of September, 2000, is between BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

                                    RECITALS

         A. Lender has made a loan (the "Revolving Loan") to Borrower, which Revolving Loan is evidenced and/or secured by (i) a Promissory Note (the "Original Note") dated as of October 31, 1996 in the original principal amount of $800,000.00 executed by Borrower and payable to the order of Lender, (ii) an Amended and Restated Promissory Note (the "Amended Note") dated as of December 31, 1998 in the amended principal amount of $20,000,000.00 and (iii) the Second Amended and Restated Promissory Note (the "Second Amended Note") dated as of March __, 2000 in the amended principal amount of $10,000,000.00 (the Original Note, Amended Note and Second Amended Note shall be collectively referred to herein as the "Note"), (iii) a Security Agreement (the "Security Agreement") dated as of October 31, 1996 from Borrower for the benefit of Lender also securing payment of the Note, (iv) a Credit Agreement (the "Credit Agreement") dated as of October 31, 1996 between Borrower and Lender, and (v) certain other documents or instruments (the Note, the Security Agreement, the Credit Agreement and such other documents and instruments, as same may from time to time be amended or replaced, are sometimes collectively referred to herein as the "Loan Documents"). The Revolving Loan was modified by (i) a First Amendment to Loan Documents dated September 3, 1997 (the "First Amendment"), (ii) a Second Amendment to Loan Documents dated November 18, 1997 (the "Second Amendment"),
(iii) a Third Amendment to Loan Documents dated September 30, 1998 (the "Third Amendment"), (iv) a Fourth Amendment to Loan Documents dated December 31, 1998 (the "Fourth Amendment"), (v) a Fifth Amendment to Loan Documents dated May 28, 1999 (the "Fifth Amendment"), (vi) a Sixth Amendment to Loan Documents dated September 20, 1999 (the "Sixth Amendment") and (vii) a Seventh Amendment to Loan Documents dated March 24, 2000 (the "Seventh Amendment"). The Credit Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment shall be collectively referred to herein as the "Amendment."

         B. Borrower and Lender desire to further amend the Credit Agreement, Security Agreement, Note and other Loan Documents under the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. CREDIT AGREEMENT AMENDMENTS. The Credit Agreement is hereby amended as follows:

              (a) The following definition set forth in Article I of the Credit Agreement shall be amended to read in its entirety as follows:

                   "MATURITY DATE" shall mean April 30, 2002.

              (b) A new section 6.16 shall be added as a negative covenant to
Section VI of the Credit Agreement as follows:

                   Section 6.16 Capital Expenditures. Borrower's annual capital expenditures in any fiscal year, beginning with fiscal year 2001, shall not exceed $1,500,000.

              (c) Section 5.4(h) of the Credit Agreement shall be deleted and replaced in its entirety as follows:
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                   (h) within 60 days after the end of each fiscal quarter of each fiscal year and within 120 days after the end of each fiscal year, the Borrower shall deliver to Lender a covenant compliance certificate in form acceptable to Lender (the "Covenant Compliance Certificate"), confirming that Borrower is in compliance with all financial covenants to which it is subject under the terms of this Agreement and which Covenant Compliance Certificate shall be certified as complete and correct on behalf of the Borrower by the chief executive officer, chief financial officer, controller or other Authorized Officer of the Borrower, respectively. In addition, each Covenant Compliance Certificate shall have attached to it such calculations necessary to support the financial covenants certified to therein by Borrower.

              (d) The "ADJUSTED LIBOR RATE" and "BASE RATE" as defined in
Article I of the Credit Agreement and the "FACILITY FEE" as defined in Section 2.5(a) of the Credit Agreement, each of which was most recently amended in the Seventh Amendment, are based on the ratio of Consolidated Senior Debt to Consolidated EBITDA, which applicable rates and fee shall adjust on a quarterly basis pursuant to the applicable percentages set forth in the Seventh Amendment, beginning on the first day of each fiscal quarter and based upon the Senior Debt/EBITDA ratio calculation, as set forth in the most recent quarterly Covenant Compliance Certificate submitted to and received by Lender (pursuant to Section 5.4(h) of the Credit Agreement) prior to such date. For example, for the fiscal quarter beginning on January 1, the applicable LIBOR Rate Margin, Base Rate Margin and Facility Fee shall be determined based on the Consolidated Senior Debt to Consolidated EBITDA ratio set forth in the most recent Covenant Compliance Certificate submitted to Lender by Borrower prior to January 1. As of the first day of each fiscal quarter, the LIBOR Rate Margin, Base Rate Margin and Facility Fee shall be adjusted in accordance with the percentages indicated in the Seventh Amendment corresponding to the Senior Debt/EBITDA ratio calculated and set forth in the Covenant Compliance Certificate as set forth above. Any such adjustment to the foregoing rates and fee shall only remain effective until the earlier of the first day of the next fiscal quarter or the date on which an Event of Default shall occur.

              (e) A new subsection (m) shall be added as an Event of Default under Article VII of the Credit Agreement as follows:

                   (m) Mark Birner has his license to practice dentistry revoked or suspended in any manner during the term of the Loan.

         2. PAYMENT OF COSTS AND FEES; CONDITIONS PRECEDENT TO DISBURSEMENT. Notwithstanding anything to the contrary set forth herein, the terms of this Eighth Amendment shall not be effective until the following shall have occurred:

              (a) Borrower shall have paid to Lender a renewal fee in the amount of $12,500;

              (b) Borrower shall have paid all costs and expenses of the Lender incurred in connection with this Amendment, including all legal fees of Lender's counsel relating to this Amendment.

         3. OTHER LOAN DOCUMENT AMENDMENTS. Each of the other Loan Documents are amended to reflect and to incorporate the amendment to the Credit Agreement as set forth above.

         4. DOCUMENT RATIFICATION. Except as set forth in Paragraphs 1, 2 and 3 above, all of the terms and conditions contained in the Credit Agreement, the Security Agreement and other Loan Documents shall remain the same and in full force and effect, and are ratified, reaffirmed and republished as of the date hereof.

         5. REPRESENTATION OF BORROWER. Borrower hereby confirms that, as of the date hereof, (i) Borrower is in compliance with each of the representations, warranties and covenants of Borrower set forth in the Loan Documents, (ii) no Event of Default exists under the Loan Documents and (iii) no fact or condition exists, which with the passage of time and/or giving of notice, would constitute an Event of Default under the Loan Documents.

         6. ACKNOWLEDGMENT OF PARTIES. Borrower and Lender acknowledge and agree that as of the date hereof, there are no known claims or defaults by either party against the other, nor are there any existing covenant violations arising from or under the Credit Agreement.
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         7. CONTROLLING LAW. The terms and provisions of this Eighth Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

         8. BINDING EFFECT. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         9. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         10. COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Eighth Amendment may be detached from any counterpart of this Eighth Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Eighth Amendment identical in form hereto but having attached to it one or more additional signature pages.

         IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as of the day and year first above written.

                                   LENDER:

                                   KEYBANK NATIONAL ASSOCIATION

                                   By:    /s/ Michelle K. Bushey
                                      ------------------------------------------
                                   Name:  Michelle K. Bushey
                                   Title: Vice President

                                   BORROWER:

                                   BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation

                                   By:     /s/ Dennis Genty
                                      ------------------------------------------
                                   Name:   Dennis Genty
                                   Title:  Chief Financial Officer